                                                                 EXHIBIT 10.17

                              Warrant Certificate


          NEITHER THESE WARRANTS NOR THE SHARES UNDERLYING THESE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE WARRANTS AND THE SHARES UNDERLYING THESE WARRANTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THE PURCHASE AGREEMENT OF EVEN DATE HEREWITH, A COPY OF WHICH MAY BE OBTAINED FROM INTRALINKS INC.


                                                            27,000 Warrants

                                INTRALINKS INC.

                              WARRANT CERTIFICATE

          This warrant certificate ("Warrant Certificate") certifies that for value received, Perseus Capital, LLC or registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (hereinafter defined) one fully paid and non-assessable share of the Series B Preferred Stock, par value $0.01 per share ("Series B Preferred Stock"), of IntraLinks Inc., a Delaware corporation (the "Company"), at a purchase price per share of Series B Preferred Stock as set forth herein in lawful money of the United States of America in cash or by certified or cashier's check.

     1.   Warrant; Purchase Price
          -----------------------

          Each Warrant shall entitle the Holder initially to purchase one share of Series B Preferred Stock of the Company and the purchase price per share of Series B Preferred Stock payable upon exercise of the Warrants (the "Purchase Price") shall initially be $6.50; provided, however, that in the event of an adjustment to the conversion price of the Series B Preferred Stock pursuant to the Series B Preferred Stock Certificate of Designation dated December 17, 1997, as amended, the Purchase Price shall be similarly adjusted. The Purchase Price and number of shares of Series B Preferred Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6. The shares of Series B Preferred Stock issuable upon exercise of the Warrants (and/or other shares of Series B Preferred Stock so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

     2.   Exercise; Expiration Date
          -------------------------

          2.1 The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time after issuance and on or before the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times
          ---------
the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

          2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time five (5) years from the date hereof, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. New York time the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     3.   Registration and Transfer on Company Books
          ------------------------------------------

          3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

          3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

          3.3 The Company shall register upon its books any permitted transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

     4.   Reservation of Shares
          ---------------------

          The Company covenants that it will as promptly as practicable following the date of this Warrant, reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Series B Preferred Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall, at the time of such exercise, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon

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issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

     5.   Loss or Mutilation
          ------------------

          Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

     6    Adjustment of Purchase Price and Number of Shares Deliverable
          -------------------------------------------------------------

          6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

               (a) In case the Company shall (i) declare a dividend or make a distribution on its Series B Preferred Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Series B Preferred Stock through stock split or otherwise, (iii) combine its outstanding shares of Series B Preferred Stock into a smaller number of shares of Series B Preferred Stock, or (iv) issue by reclassification of its Series B Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

               (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Series B Preferred Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares

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     of stock and other securities and property (including cash) which the
     Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this
     Section 6.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

               (c) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

          6.2 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by an officer of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, and a brief statement of the facts requiring such adjustment.

          6.4 The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this
Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange

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or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     7.   Conversion Rights.
          -----------------

          In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Shares by executing and delivering to the Company at its principal office the written Notice of Conversion attached hereto as Exhibit B, specifying
                                                           ---------
the portion of the Warrant Shares to be converted and accompanied by this Warrant. The number of Warrant Shares to be issued to Holder upon such conversion shall be computed using the following formula:

                    X=(P)(Y)(A-B)/A

where     X=   the number of Warrant Shares to be issued to the Holder for the portion of the Warrant being converted.

          P= the portion of the Warrant being converted expressed as a decimal fraction.

          Y= the total number of Warrant Shares issuable upon exercise of the Warrant in full.

          A= the fair market value of one Warrant Share shall mean (i) the fair market value of one share of the Company's Series B Preferred Stock as of the last business day immediately prior to the date the notice of conversion is received by the Company, as determined in good faith by the Company's Board of Directors, or
               (ii) if this Warrant is being converted in conjunction with a public offering of the Company's common stock, par value $.01 (the "Common Stock"), the price to the public per share of Common Stock pursuant to the offering.

          B=   the Purchase Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Warrant Shares issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such conversion. If the Warrant shall be converted for less than the total number of Warrant Shares then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof,

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evidencing the right of the Holder to the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions set forth herein.

     8.   Voluntary Adjustment by the Company
          -----------------------------------

          The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

     9.   Fractional Shares and Warrants;
          Determination of Market Price Per Share
          ---------------------------------------

          9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Series B Preferred Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Series B Preferred Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Series B Preferred Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Series B Preferred Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

          9.2 As used herein, the "Market Price Per Share" with respect to any share of stock on any specified date shall mean the closing price per share of such stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such stock on NASDAQ or any comparable system, or if such stock is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such stock as determined in good faith by the Board of Directors of the Company.

     10.  Restriction Upon Transfer; Securities Law Matters.
          -------------------------------------------------

THESE WARRANTS MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER, EXCEPT AS SPECIFICALLY PROVIDED IN THE PURCHASE AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE COMPANY AND THE HOLDER. THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933, AS AMENDED, OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED UNLESS SUCH SALE, ASSIGNMENT OR TRANSFER OF THESE WARRANTS IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

        11.     Governing Law
                -------------

                This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

        12.     Issue Tax
                ---------

                The issuance of Warrant Shares upon exercise of the Warrants shall be made without charge to the holders of such Warrants for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of any holder of the Warrants.

        13.     Registration Rights
                -------------------

                The rights of the holder hereof with respect to registration under the Securities Act of 1933, as amended, of the Warrant Shares are set forth in the Registration Rights Agreement dated as of December 18, 1997 by and among the Company and the several parties to such agreement.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 20th day of August, 1998.

                                        INTRALINKS INC.

                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                              NOTICE OF EXERCISE

        The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _____ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.

                                ______________________
                                Name of Holder

                                /s/
                                ______________________
                                Signature

                                Address:

                                ______________________

                                ______________________

                                ______________________

                                                                       EXHIBIT B

                             NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion,_______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Series B Preferred Stock of the Company (the "Shares").

The numnber of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7 of the accompanying Warrant Certificate.

                                ____________________
                                Name of Holder

                                /s/
                                ____________________
                                Signature

                                Address:

                                ____________________

                                ____________________